                                                                   EXHIBIT 4(i)
================================================================================







                              ENERGEN CORPORATION

                                      TO

                             THE BANK OF NEW YORK
                                  as Trustee

                                    ______

                                   INDENTURE


                       Dated as of ___________ __, 1996

                                    ______







================================================================================

                              ENERGEN CORPORATION

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of ___________ __, 1996

 Trust Indenture Act Section              Indenture Section

    (S) 310(a)(1)       ....................      909
           (a)(2)       ....................      909
           (a)(3)       ....................      Not Applicable
           (a)(4)       ....................      Not Applicable
           (a)(5)       ....................      909
           (b)          ....................      908
           (c)          ....................      Not Applicable
    (S) 311(a)          ....................      913(c)
           (b)          ....................      913(b)
           (b)(2)       ....................      1003(a)(2)
                        ....................      1003(b)
           (c)          ....................      Not Applicable
    (S) 312(a)          ....................      1001
                        ....................      1002(a)
           (b)          ....................      1002(b)
           (c)          ....................      1002(c)
    (S) 313(a)          ....................      1003(a)
           (b)          ....................      1003(b)
           (c)          ....................      1003(c)
           (c)(2)       ....................      Not Applicable
           (d)          ....................      1003(d)
    (S) 314(a)(4)       ....................      606
           (b)          ....................      Not Applicable
           (c)(1)       ....................      102
           (c)(2)       ....................      102
           (c)(3)       ....................      Not Applicable
           (d)          ....................      1003
           (e)          ....................      102
    (S) 315(a)          ....................      901(a)
           (b)          ....................      902
                        ....................      1003(a)(6)
           (c)          ....................      901(b)
           (d)          ....................      901(c)
           (d)(1)       ....................      901(a)(1)
           (d)(2)       ....................      901(c)(2)
           (d)(3)       ....................      901(c)(3)
           (e)          ....................      814
    (S) 316(a) last sentence................      101
           (a)(1)(A)    ....................      812
           (a)(1)(B)    ....................      813
           (a)(2)       ....................      Not Applicable
           (b)          ....................      808
    (S) 317(a)(1)       ....................      803
           (a)(2)       ....................      804
           (b)          ....................      603
    (S) 318(a)          ....................      607

                               TABLE OF CONTENTS


                                                                    Page
                                                                    ----

                                  ARTICLE ONE

            Definitions and Other Provisions of General Application

Section 101.  Definitions...........................................   1
Section 102.  Compliance Certificates and Opinion...................   8
Section 103.  Form of Documents Delivered to Trustee................   9
Section 104.  Acts of Holders.......................................  10
Section 105.  Notices, Etc. to Trustee and Company..................  11
Section 106.  Notice to Holders of Securities; Waiver...............  12
Section 107.  Conflict with Trust Indenture Act.....................  12
Section 108.  Effect of Headings and Table of Contents..............  12
Section 109.  Successors and Assigns................................  13
Section 110.  Separability Clause...................................  13
Section 111.  Benefits of Indenture.................................  13
Section 112.  Governing Law.........................................  13
Section 113.  Legal Holidays........................................  13
                                  ARTICLE TWO

                                 Security Forms
Section 201.  Forms Generally.......................................  14
Section 202.  Form of Trustee's Certificate of
              Authentication........................................  14

                                 ARTICLE THREE

                                 The Securities

Section 301.  Amount Unlimited; Issuable in Series..................  15
Section 302.  Denominations.........................................  18
Section 303.  Execution, Authentication, Delivery and
              Dating................................................  18
Section 304.  Temporary Securities..................................  21
Section 305.  Registration, Registration of Transfer and
              Exchange..............................................  22
Section 306.  Mutilated, Destroyed, Lost and Stolen
              Securities............................................  23
Section 307.  Payment of Interest; Interest Rights
              Preserved.............................................  24
Section 308.  Persons Deemed Owners.................................  25
Section 309.  Cancellation..........................................  25
Section 310.  Computation of Interest...............................  26
Section 311.  Payment to Be in the Proper Currency..................  26

                                 ARTICLE FOUR

                            Redemption of Securities

Section 401.  Applicability of Article............................... 26
Section 402.  Election to Redeem; Notice to Trustee.................. 26
Section 403.  Selection of Securities to Be Redeemed................. 27
Section 404.  Notice of Redemption................................... 27
Section 405.  Securities Payable on Redemption Date.................. 28
Section 406.  Securities Redeemed in Part............................ 29

                                  ARTICLE FIVE

                                 Sinking Funds

Section 501.  Applicability of Article............................... 29
Section 502.  Satisfaction of Sinking Fund Payments with
              Securities............................................. 30
Section 503.  Redemption of Securities for Sinking Fund.............. 30


                                  ARTICLE SIX

                                   Covenants

Section 601.  Payment of Principal, Premium and Interest............. 31
Section 602.  Maintenance of Office or Agency........................ 31
Section 603.  Money for Securities Payments to Be
              Held in Trust.......................................... 32
Section 604.  Corporate Existence.................................... 33
Section 605.  Maintenance of Properties.............................. 33
Section 606.  Statement as to Compliance; Notice of Certain
              Defaults............................................... 34
Section 607.  Waiver of Certain Covenants............................ 34
Section 608.  Restriction on Liens................................... 35
Section 609.  Restrictions on Sale and
              Lease-Back Transactions................................ 38

                                 ARTICLE SEVEN

                           Satisfaction and Discharge

Section 701.  Satisfaction and Discharge of Indenture................ 39
Section 702.  Legal and Covenant Defeasance.......................... 40
Section 703.  Application of Trust Money............................. 44

                                 ARTICLE EIGHT

                          Events of Default; Remedies

Section 801.   Events of Default..................................... 44

Section 802.   Acceleration of Maturity; Rescission and
               Annulment............................................. 46
Section 803.   Collection of Indebtedness and Suits for
               Enforcement by Trustee................................ 47
Section 804.   Trustee May File Proofs of Claim...................... 48
Section 805.   Trustee May Enforce Claims Without Possession
               of Securities......................................... 49
Section 806.   Application of Money Collected........................ 49
Section 807.   Limitations on Suits.................................. 49
Section 808.   Unconditional Right of Holders to Receive
               Principal, Premium and Interest....................... 50
Section 809.   Restoration of Rights and Remedies.................... 50
Section 810.  Rights and Remedies Cumulative......................... 52
Section 811.  Delay or Omission Not Waiver........................... 52
Section 812.  Control by Holders of Securities....................... 52
Section 813.  Waiver of Past Defaults................................ 53
Section 814.  Undertaking for Costs.................................. 53

                                  ARTICLE NINE

                                  The Trustee
Section 901.   Certain Duties and Responsibilities................... 54
Section 902.   Notice of Defaults.................................... 55
Section 903.   Certain Rights of Trustee............................. 55
Section 904.   Not Responsible for Recitals or Issuance of
               Securities............................................ 57
Section 905.   May Hold Securities................................... 57
Section 906.   Money Held in Trust................................... 57
Section 907.   Compensation and Reimbursement........................ 57
Section 908.   Disqualification; Conflicting Interests............... 58
Section 909.   Corporate Trustee Required; Eligibility............... 65
Section 910.   Resignation and Removal; Appointment of
               Successor............................................. 65
Section 911.   Acceptance of Appointment by Successor................ 67
Section 912.   Merger, Conversion, Consolidation or
               Succession to Business................................ 68
Section 913.  Preferential Collection of Claims
              Against Company........................................ 69
Section 914.  Appointment of Authenticating Agent.................... 73

                                  ARTICLE TEN

               Holders' Lists and Reports by Trustee and Company

Section 1001.  Company to Furnish Trustee Names and
               Addresses of Holders.................................. 75
Section 1002.  Preservation of Information;
               Communications to Holders............................. 75
Section 1003.  Reports by Trustee.................................... 77
Section 1004.  Reports by Company.................................... 78

                                ARTICLE ELEVEN

             Consolidation, Merger, Conveyance, Transfer or Lease

Section 1102. Successor Corporation Substituted...................... 80

                                ARTICLE TWELVE

                            Supplemental Indentures

Section 1201.  Supplemental Indentures Without Consent
               of Holders............................................ 80
Section 1202.  Supplemental Indentures with Consent of
               Holders............................................... 82
Section 1203.  Execution of Supplemental Indentures.................. 84
Section 1204.  Effect of Supplemental Indentures..................... 84
Section 1205.  Conformity With Trust Indenture Act................... 84
Section 1206.  Reference in Securities to Supplemental
               Indentures............................................ 84
Section 1207.  Modification Without Supplemental
               Indenture............................................. 85
                               ARTICLE THIRTEEN

                  Meetings of Holders; Action Without Meeting
Section 1301.  Purposes for Which Meetings
               May Be Called......................................... 85
Section 1302.  Call, Notice and Place of Meetings.................... 85
Section 1303.  Persons Entitled to Vote at Meetings.................. 86
Section 1304.  Quorum; Action........................................ 86
Section 1305.  Attendance at Meetings; Determination of
               Voting Rights; Conduct and Adjournment
               of Meetings........................................... 88
Section 1306.  Counting Votes and Recording Action of
               Meetings.............................................. 89
Section 1307.  Action Without Meeting................................ 89
Section 1308.  Fixing of Record Date................................. 89

                               ARTICLE FOURTEEN

                   Immunity of Incorporators, Stockholders,
                            Officers and Directors

Section 1401.  Liability Solely Corporate............................. 90

                                                                    Exhibit 4(i)

          INDENTURE dated as of _____________, 1996, between ENERGEN CORPORATION, a corporation duly organized and existing under the laws of the State of Alabama (herein called the "Company"), having its principal office at 2101 Sixth Avenue North, Birmingham, Alabama 35203, and The Bank of New York, a state banking corporation organized under the laws of the State of New York and having its principal corporate trust office at ____________, _____________, as trustee (herein called the "Trustee").

                             RECITAL OF THE COMPANY

          WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided; and all other things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                  ARTICLE ONE

            Definitions and Other Provisions of General Application
            -------------------------------------------------------

          Section 101.  Definitions.
                        -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; provided however, that in determining generally accepted accounting principles applicable to the Company, the Company shall, to the extent required, conform to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; and

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Nine, are defined in that Article.

          "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person or Persons authorized by the Trustee to act on behalf of the Trustee to authenticate one or more series of Securities.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee thereof.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day", when used with respect to a Place of Payment or any other particular location specified in the Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions and trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 301.

          "Capital Stock" means, with respect to any Person, any and all shares, interests, participation or other equivalents

(however designated, whether voting or non-voting) of such Person's capital stock, whether now outstanding or issued after the date of this Indenture, including, without limitation, all common stock and preferred stock.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing such duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 10161 Centurion Parkway, Towermarc Plaza, 2nd Floor, Jacksonville, FL 32256,
Attention:  Sandra Carreker.

          "Corporation" means a corporation, association, company, joint stock company, limited liability company or business trust.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

          "Eligible Obligations" means:

          (a) with respect to Securities denominated in United States Dollars, Government Obligations; or

          (b) with respect to Securities denominated in a currency other than United States Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities, as contemplated by Section 301.

          "Event of Default" has the meaning specified in Section 801.

          "Funded Debt" means all indebtedness of a Person that by its terms or by the terms of any instrument or agreement relating thereto matures more than one year from, or is directly or indirectly renewable or extendable at the option of such Person to a date more than one year from the date of creation thereof (including an option of such Person under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more), but excluding any payments due under the terms thereof within 12 months of any date of determination (including any deposit or payment required to be made under any prepayment provision, sinking fund, purchase fund or similar provision).

          "Government Obligations" means:

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America entitled to the benefit of the full faith and credit thereof; and

          (b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company subject to Federal or state supervision or examination with a combined capital and surplus of at least $50,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

          "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity, declaration of acceleration, upon call for redemption or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities deemed to have been paid in accordance with Section 701; and

          (c) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture, or the Outstanding Securities of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities,

          (x) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Securities Outstanding under this Indenture, or all Outstanding Securities of each such series and each such Tranche, as the case may be, determined without regard to this clause (x)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor;

          (y) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 802; and

          (z) the principal amount of any Security which is denominated in a currency other than U.S. Dollars or in a composite currency that shall be deemed to be Outstanding for such purposes shall be the amount of U.S. Dollars which could have been purchased by the principal amount (or, in the case of an Original Issue Discount Security, the U.S. Dollar equivalent on the date determined as set forth below of the amount determined as provided in (y) above) of such currency or composite currency evidenced by such Security, in each such case certified to the Trustee in an Officers' Certificate based (i) on the average of the mean of the buying and selling spot rates quoted by three banks which are members of the New York Clearing House Association selected by the Company in effect at 11:00 A.M. (New York time) in The City of New York on the fifteenth Business Day preceding any such determination or (ii) if on such fifteenth Business Day it shall not be possible or practicable to obtain such quotations from such three banks, on such other quotations or alternative methods of determination which shall be as consistent as practicable with the method set forth in (i) above.

          "Paying Agent" means any Person, including the Company, authorized by the Company to pay the principal of and premium, if any, or interest, if any, on any Securities on behalf of the Company.

          "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which

Securities, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust or unincorporated organization or any government or any political subdivision, instrumentality or agency thereof.

          "Place of Payment", when used with respect to the Securities of any series, means the place or places, specified as contemplated by Section 301, at which, subject to Section 602, the principal of and premium, if any, and interest, if any, on the Securities of such series are payable.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

          "Required Currency" has the meaning specified in Section 311.

          "Responsible Officer", when used with respect to the Trustee, means any officer in the corporate trust department of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by any such officer and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Significant Subsidiary" means each of Alabama Gas Corporation, an Alabama corporation, and Taurus Exploration, Inc., an Alabama corporation, or their respective successors by merger, consolidation, sale of assets or otherwise.

          "Special Record Date" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Tranche" means a group of Securities which (a) are of the same series and (b) have identical terms except as to principal amount and date of issuance.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 1205.

          "United States" means the United States of America, its territories, its possessions and other areas subject to its jurisdiction.

          Section 102.  Compliance Certificates and Opinion.
                        -----------------------------------

          Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no certificate or opinion need be furnished except as specifically contemplated by such provision of this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 103.  Form of Documents Delivered to Trustee.
                        --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Section 104.  Acts of Holders.
                        ---------------

          (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 901) conclusive in favor of the Trustee and the Company, if made in the manner
provided in this Section.   The record of any meeting of Holders shall be proved
in the manner provided in Section 1306.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) The principal amount (except as otherwise contemplated in clause
(y) of the proviso to the definition of "Outstanding") and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

          (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the

Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

          (f) Securities of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

          (g) If the Company shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of the record date.

          Section 105.  Notices, Etc. to Trustee and Company.
                        ------------------------------------

          Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

          (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Treasurer, at 2101 Sixth Avenue North, Birmingham, Alabama 35203, or at any other address previously furnished in writing to the Trustee by the Company.

          Section 106.  Notice to Holders of Securities; Waiver.
                        ---------------------------------------

          Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

          Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          Section 107.  Conflict with Trust Indenture Act.
                        ---------------------------------

          If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

          Section 108.  Effect of Headings and Table of Contents.
                        ----------------------------------------

          The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 109.  Successors and Assigns.
                        ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          Section 110.  Separability Clause.
                        -------------------

          In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validly, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 111.  Benefits of Indenture.
                        ---------------------

          Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 112.  Governing Law.
                        -------------

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

          Section 113.  Legal Holidays.
                        --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in Securities of any series, or any Tranche thereof, or in the Board Resolution or Officers' Certificate which establishes the terms of such Securities or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and, if such payment is made or duly provided for on such Business Day, that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

                                  ARTICLE TWO

                                 Security Forms
                                 --------------

          Section 201.  Forms Generally.
                        ---------------

          The definitive Securities of each series shall be in substantially the forms thereof established in Board Resolutions or Officers' Certificates pursuant to Board Resolutions, or in indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the forms of Securities of any series are established in a Board Resolution or in an Officers' Certificate pursuant to a Board Resolution, such Board Resolution and Officers' Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

          The Securities of each series shall be issuable in registered form without coupons. The definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

          Section 202.  Form of Trustee's Certificate of
                        Authentication.
                        ---------------------------------

          The Trustee's certificate of authentication shall be in substantially the form set forth below:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                    _________________________________
                    as Trustee

                    By:______________________________
                       Authorized Signatory

                                 ARTICLE THREE

                                The Securities
                                --------------

          Section 301.  Amount Unlimited; Issuable in Series.
                        ------------------------------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. Subject to the last paragraph of this Section, there shall be established in a Board Resolution or in an Officers' Certificate pursuant to a Board Resolution, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (a) the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of all other series);

          (b) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 406 or 1206 and, except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (c) the Person or Persons (without specific identification) to whom interest on Securities of such series, or any Tranche thereof, shall be payable on any Interest Payment Date, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (d) the date or dates on which the principal of the Securities of such series is payable;

          (e) the rate or rates at which the Securities of such series, or any Tranche thereof shall bear interest, if any (including the rate or rates at which overdue principal, premium or interest shall bear interest, if any), or any method or methods by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on Securities on any Interest Payment Date; and the basis of computation of interest, if other than as provided in Section 310;

          (f) the place or places where (1) the principal of and premium, if any, and interest, if any, on Securities of such series, or any Tranche thereof, shall be payable, (2) any Securities of such series, or any Tranche thereof, may be surrendered for registration of transfer, (3) Securities of such series, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of the Securities of such series, or any Tranche thereof, and this Indenture may be served;

          (g) the period or periods within which, the price or prices at which and the terms and conditions upon which the Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company;

          (h) the obligation, if any, of the Company to redeem or purchase the Securities of such series, or any Tranche thereof, pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (i) the denominations in which Securities, if any, of such series, or any Tranche thereof, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

          (j) whether Securities of the series may be issued in whole or in part in global form and, if so, the identity of the depositary for such Securities, in global form, and the terms and conditions, if any, on which interests in such Securities, in global form, may be exchanged, in whole or in part, for the individual securities represented thereby;

          (k) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (l) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series, or any Tranche thereof, shall be payable (if other than the currency of the United States);

          (m) if the principal of or premium, if any, or interest on the Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the method by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

          (n) if the amount of payments of principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, may be determined with reference to an index, the manner in which such amounts shall be determined;

          (o) if other than the principal amount thereof, the portion of the principal amount of Securities of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 802;

          (p) any Events of Default, in addition to those specified in Section 801, with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, or any Tranche thereof, in addition to those set forth in Article Six;

          (q) the terms, if any, pursuant to which the Securities of such series, or any Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company;

          (r) the obligations or instruments, if any, which shall be considered to be Eligible Obligations in respect of the Securities of such series, or any Tranche thereof, denominated in any currency other than United States Dollars or in a composite currency, and any additional or alternative provisions for the reinstatement of the Company's indebtedness in respect of such Securities after the satisfaction and discharge thereof as provided in Section 701;

          (s) if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof;

          (t) any exceptions to Section 113, or variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof; and

          (u) any other terms of the Securities of such series, or any Tranche thereof, not inconsistent with the provisions of this Indenture.

If any of the terms of the series are established in a Board Resolution or in an Officers' Certificate pursuant to a Board

Resolution, such Board Resolution and Officers' Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities. With respect to Securities of a series subject to a Periodic Offering, such Board Resolution or Officer's Certificate may provide general terms or parameters for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with a Company Order as contemplated by the proviso of the third paragraph of Section 303.

          Section 302.  Denominations.
                        -------------

          Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, the Securities of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.

          Section 303.  Execution, Authentication, Delivery and
                        Dating.
                        ---------------------------------------
          The Securities shall be executed on behalf of the Company by its Treasurer, Controller, or any Assistant Treasurer and any one of the following officers of the Company: Chairman of the Board, President, Executive Vice President, Senior Vice President, any Vice President, Secretary, Treasurer, Controller, Assistant Secretary and Assistant Treasurer. The signature of any or all of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication and delivery, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities; provided, however, that, with respect to Securities of a series subject to a Periodic Offering, (a) such Company Order may be delivered by the Company to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, all pursuant to a Company Order or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by a Company Order, (c) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Securities of such series shall be determined by Company Order or pursuant to such procedures and (d) if provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing.

          In authenticating Securities of any series, and accepting responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 901) shall be fully protected in relying upon, an Opinion of Counsel stating

          (a) that the forms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture;

          (b) that the terms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and

          (c) that such Securities, when authenticated and delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture, and enforceable against the Company in accordance with their terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally, and to general principles of equity and doctrines applicable thereto (including, but not limited to, all matters of public policy);

provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of Securities of such series and that the opinions described in clauses (b) and (c) above may, alternatively, state, respectively,

          (x) that, when the terms of such Securities shall have been established pursuant to a Company Order or pursuant to such procedures as may be specified from time to time by a Company Order, all as contemplated by and in accordance with a Board Resolution or an Officers' Certificate pursuant to a Board Resolution, as the case may be, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

          (y) that such Securities, when (1) executed by the Company, (2) authenticated and delivered by the Trustee in accordance with this Indenture, (3) issued and delivered by the Company and (4) paid for, all as contemplated by and in accordance with the aforesaid Company Order or specified procedure, as the case may be, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture, and enforceable against the Company in accordance with their terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally, and to general principles of equity and doctrines applicable thereto (including but not limited to, all matters of public policy).

          With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series unless and until such opinion or other documents have been superseded or revoked. In connection with the authentication and delivery of securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any governmental agency or commission having jurisdiction over the Company.

          If the form or terms of the Securities of any series have been established by or pursuant to a Board Resolution as permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or its agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

          Section 304.  Temporary Securities.
                        --------------------

          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities; provided, however, that temporary Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.

          If temporary Securities of any series are issued, the Company shall cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount.

          Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder.

          Section 305.  Registration, Registration of Transfer
                        and Exchange.
                        ----------------------------------------

          The Company shall cause to be kept at the office of the Security Registrar designated pursuant to Section 602 a register (referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration of transfer thereof.

          Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount.

          At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed by the Holder thereof or his attorney duly authorized in writing.

          Unless otherwise provided in a Board Resolution or an Officers' Certificate pursuant to a Board Resolution, or in an indenture supplemental hereto, with respect to Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 406 or 1206 not involving any transfer.

          The Company shall not be required (a) to issue, to register the transfer of or to exchange Securities of any series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of such series called for redemption or (b) to issue, to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          Section 306.  Mutilated, Destroyed, Lost and Stolen
                        Securities.
                        --------------------------------------

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          Section 307.  Payment of Interest; Interest Rights
                        Preserved.
                        -------------------------------------

          Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment (which shall be not less than 25 days after the receipt by the Trustee of such notice), and at the same time the Company shall deposit with the Trustee an amount money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment.
     The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor

     Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

          (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          Section 308.  Persons Deemed Owners.
                        ---------------------

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          Section 309.  Cancellation.
                        ------------

          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not theretofore cancelled, shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. Unless the Company shall direct by a Company
Order that cancelled Securities be returned to it, all cancelled Securities held by the Trustee shall be destroyed by the Trustee and the Trustee shall deliver a certificate of destruction to the Company upon the Company's request.

          Section 310.  Computation of Interest.
                        -----------------------

          Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360 day year consisting of twelve 30-day months.

          Section 311.  Payment to Be in the Proper Currency.
                        ------------------------------------

          In the case of any Securities denominated in any currency other than United States Dollars or in a composite currency (the "Required Currency"), except as otherwise provided therein, the obligation of the Company to make any payment of the principal thereof, or the premium or interest thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.


                                  ARTICLE FOUR

                            Redemption of Securities
                            ------------------------

          Section 401.  Applicability of Article.
                        ------------------------

          Securities of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche) in accordance with this Article.

          Section 402.  Election to Redeem; Notice to Trustee.
                        -------------------------------------

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or an Officers' Certificate. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee in writing of such Redemption Date and of the principal amount of such Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

          Section 403.  Selection of Securities to Be Redeemed.
                        --------------------------------------

          If less than all the Securities of any series, or Tranche thereof, are to be redeemed, the particular Securities to be redeemed shall be selected by the Security Registrar from the Outstanding Securities of such series or Tranche not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of such series or Tranche or any integral multiple thereof) of the principal amount of Securities of such series or Tranche of a denomination larger than the minimum authorized denomination for Securities of such series or Tranche; provided, however, that if, as indicated in an Officers' Certificate, the Company shall have offered to purchase all Securities then Outstanding of any series, or any Tranche thereof, and less than all of such Securities shall have been tendered to the Company for such purchase, the Trustee, if so directed by Company Order, shall select for redemption all such Securities which have not been so tendered.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          Section 404.  Notice of Redemption.
                        --------------------

          Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, notice of redemption shall be given in the manner provided in Section 106 to the Holders to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

          All notices of redemption shall state:

               (a)  the Redemption Date,

               (b)  the Redemption Price,

               (c) if less than all the Securities of any series or Tranche are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part,

               (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

               (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

               (f) that the redemption is for a sinking fund, if such is the case.

          With respect to any notice of redemption of Securities at the election of the Company, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 701, such notice may state that such redemption shall be conditional upon the receipt by the Trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made.

          Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          Section 405.  Securities Payable on Redemption Date.
                        -------------------------------------

          Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security or Predecessor Security and subject to the provisions of Section 307.

          Section 406.  Securities Redeemed in Part.
                        ---------------------------

          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                  ARTICLE FIVE

                                 Sinking Funds
                                 -------------

          Section 501.  Applicability of Article.
                        ------------------------

          The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities of any series, or any Tranche thereof, except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, or any Tranche thereof, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 502. Each sinking fund payment shall be applied to the redemption of Securities of the series or Tranche in respect of which it was made as provided for by the terms of such Securities.

          Section 502.  Satisfaction of Sinking Fund Payments with Securities.
                        -----------------------------------------------------

          The Company (a) may deliver Outstanding Securities (other than any previously called for redemption) of a series or Tranche in respect of which a mandatory sinking fund payment is to be made and (b) may apply as a credit Securities of such series or Tranche which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of such mandatory sinking fund payment; provided, however, that no Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Securities shall have been previously so applied. Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

          Section 503.  Redemption of Securities for Sinking Fund.
                        -----------------------------------------

          Not less than 45 days prior to each sinking fund payment date for the Securities of any series or any Tranche thereof, the Company shall deliver to the Trustee an Officers' Certificate specifying:

          (a) the amount of the next succeeding mandatory sinking fund payment for such series or Tranche;

          (b) the amount, if any, of the optional sinking fund payment to be made together with such mandatory sinking fund payment;

          (c)  the aggregate sinking fund payment;

          (d) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by the payment of cash;

          (e) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by delivering and crediting Securities of such series or Tranche pursuant to Section 502 and stating the basis for such credit and that such Securities have not previously been so credited.

and the Company shall also deliver to the Trustee any Securities to be so delivered. If the Company shall not deliver such Officers' Certificate, the next succeeding sinking fund payment for such series or Tranche shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 403 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 404. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 405 and 406.


                                  ARTICLE SIX

                                   Covenants
                                   ---------

          Section 601.  Payment of Principal, Premium and Interest.
                        ------------------------------------------

          The Company shall pay the principal of and premium, if any, and interest, if any, on the Securities of each series in accordance with the terms of such Securities and this Indenture.

          Section 602.  Maintenance of Office or Agency.
                        -------------------------------

          The Company shall maintain in each Place of Payment for the Securities of any series, or any Tranche thereof, an office or agency where such Securities may be presented or surrendered for payment, where such Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of such Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency and prompt notice to the Holders of any such change in the manner specified in
Section 106. If at any time the Company shall fail to maintain any such required office or agency in respect of Securities of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of such Securities may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series, or any Tranche thereof, may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such
                                             --------  -------
designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

          Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company in which event the Company shall perform all functions to be performed at such office or agency.

          Section 603.  Money for Securities Payments to Be Held in Trust.
                        -------------------------------------------------

          If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, or interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for the Securities of any series, or any Tranche thereof, it shall, prior to each due date of the principal of and premium, if any, or interest, if any, on such Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

          The Company shall cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

          (a) hold all sums held by it for the payment of the principal of and premium, if any, or interest, if, on Securities of such series or Tranche in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series or Tranche) in the making of any payment of principal of and premium, if any, or interest, if any, on the Securities of such series or Tranche; and

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or, if then held the Company, shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

          Section 604.  Corporate Existence.
                        -------------------

          Subject to the rights of the Company under Article Eleven, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if, in the judgment of the Company, (i) the preservation thereof is no longer desirable in the conduct of the business of the Company and (ii) the failure to preserve any such right or franchise will not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect.

          Section 605.  Maintenance of Properties.
                        -------------------------

          The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly conducted; provided, however, that nothing in this
                                     --------  -------
Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any of its properties if, in the judgment of the Company, such discontinuance (i) is desirable in the conduct of its business and (ii) will not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect.

          Section 606.  Statement as to Compliance; Notice of Certain Defaults.
                        ------------------------------------------------------

          The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a brief certificate, which need not comply with Section 102, from the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to the signer's knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this
Section 606, such compliance shall be determined without regard to any period of grace or requirement of notice provided under any of the provisions of this Indenture. The Company's fiscal year presently ends on September 30 of each year.

          The Company shall deliver to the Trustee, within 10 days after the occurrence thereof, written notice of any event of which the Company's Chairman of the Board, President, Treasurer or Controller has actual knowledge, which event is, or after notice or lapse of time or both would become, an Event of Default pursuant to Section 801.

          Section 607.  Waiver of Certain Covenants.
                        ---------------------------

          The Company may omit in any particular instance to comply with any term, provision or condition set forth in (a) any additional covenant or restrictions specified with respect to the Securities of any series, or any Tranche thereof, as contemplated in Section 301 if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches with respect to which such covenant or restriction was so specified, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition and (b) Section 602, 604, 605, 606, 608, 609 or Article Eleven if before the time for such compliance the Holders of at least a majority in principal amount of Securities Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

          Section 608.  Restriction on Liens.
                        --------------------

          The Company shall not hereafter create, assume, incur or suffer to exist any mortgage, lien, pledge, charge or encumbrance of any kind, other than "Excepted Encumbrances," upon any property of the Company, other than "Excepted Property," whether owned as of the date hereof or hereafter acquired, to secure indebtedness without effectively providing that the Securities shall be secured equally and ratably with the indebtedness secured by such mortgage, lien, pledge, charge or encumbrance. Subject to the next succeeding sentence, the restriction contained in this section shall not be applicable to nor prevent the following:

          (a) the pledging by the Company of any assets as security for the payment of any tax, assessment or other similar charge demanded of the Company by any governmental authority or public body so long as the Company in good faith contests its liability to pay the same, or as security to be deposited with any governmental authority or public body for any person at any time required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege, license or right;

          (b) the pledging by the Company of any assets for the purposes of securing a stay or discharge or for any other purpose in the course of any legal proceeding in which the Company or a subsidiary is a party or for the purpose of obtaining insurance coverage or other surety obligations providing for securing such stay or discharge in the event such stay or discharge should be required;

          (c) making good faith deposits or providing security in connection with tenders, redemptions, contracts or leases to which the Company is a party or deposits for the purpose of terminating obligations under an indenture;

          (d) the pledging by the Company of any assets in connection with the incurrence of indebtedness (under circumstances not otherwise excepted from the operation of this Section) in aggregate principal amount not exceeding five percent (5%) of the assets of the Company as presented in the financial statements of the Company contained in the most recently filed report on Form 10-K or 10-Q (or successor forms thereto) filed with the Commission at the time of such pledge;

          (e) liens, pledges, security interests or other encumbrances on property, shares of stock or indebtedness of any corporation existing at the time such corporation becomes a subsidiary of or is merged into the Company, or existing at the time of acquisition of such property or stock by the Company;

          (f) incurring liens, licenses, pledges, security interests or other encumbrances (which shall include, without limitation, purchase money mortgages, conditional sale agreements and other title retention agreements and leases in the nature of title retention agreements) to secure the payment of all or any part of the price of acquisition, construction or improvement of any property or stock acquired by the Company, or to secure any indebtedness incurred by the Company prior to, at the time of, or within 180 days after the later of the acquisition or completion of construction (including any improvements on an existing property) which secured debt is incurred for the purpose of financing all or any part of the purchase price thereof or construction or improvements thereon; provided, however, that in the case of any such acquisition, construction or improvement, the lien, pledge, security interest or other encumbrance shall not apply to any property theretofore owned by the Company, other than, in the case of any such construction or improvement, any theretofore substantially unimproved real property on which the property or improvement so constructed is located;

          (g) any liens, pledges, security interests or other encumbrances (which shall include, without limitation, purchase money mortgages, conditional sale agreements and other title retention agreements and leases in the nature of title retention agreements) on property of the Company in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any state thereof, or in favor of any other county or political subdivision thereof, or any department, agency or instrumentality of such county or political subdivision, to secure partial progress, installment, advance or other payments pursuant to any contract or statute or to secure any indebtedness or other obligation (or related instrument) incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such liens, pledges, security interest or other encumbrances;

          (h) any extension, renewal or replacement (or successive extension, renewal or replacement) in whole or in part of any lien or encumbrance referred to in clauses (a) through (g) above, provided, however, that the principal amount of indebtedness secured thereby is not increased and the extension, renewal or replacement shall be limited to all or part of the property which secured the indebtedness so extended, renewed or replaced (plus improvements and construction on such property); or

          (i) the lien granted to the Trustee pursuant to Section 907 hereof and any substantially equivalent lien granted to the respective trustees under the indentures for any other debt securities of the Company.

          Notwithstanding the foregoing, in no event shall the Company create, assume, incur or suffer to exist pursuant to the foregoing clauses (a) and
(c)-(i) and any mortgage, lien, pledge, charge or encumbrance on the Capital Stock of either of the Significant Subsidiaries directly or indirectly owned by the Company.

          Any instrument creating a lien pursuant to the requirements of this Section shall contain reasonable and customary provisions for the enforcement of such lien and for the release of, or substitution for, the property subjected to such lien.

          The term  "Excepted Encumbrances" as used herein shall mean as of any
                     ---------------------
particular time any of the following:

               (i) liens for taxes, assessments or governmental charges not delinquent and liens for workers' compensation awards and similar obligations not delinquent and liens for taxes, assessments or governmental charges delinquent but the validity of which is being contested at the time by the Company in good faith by appropriate proceedings;

              (ii) any liens securing indebtedness existing in or relating to real estate acquired by the Company for transmission, distribution or right-of-way purposes, or in connection with its usual operations;

             (iii) easements or reservations in any property of the Company created for the purpose of roads, rights-of-way, railroads, railroad side tracks, electric lines, pipe lines, sewers, water and gas transmission and distribution mains, conduits, water rights of states, any subdivision thereof or others, building and use restrictions and defects of title to, or leases of, any parts of the property of the Company;

              (iv) undetermined liens and charges incidental to current construction, including mechanics', laborers', materialmen's and similar liens not delinquent;

               (v) any obligations or duties affecting the property of the Company to any municipality or public authority with respect to any franchise, grant, license, permit or certificate;

              (vi) rights reserved to or vested in any municipality or public authority to control or regulate any property of the Company or to use such property in a manner which does not materially impair the use of such property for the purposes for which it is held by the Company;

             (vii) any irregularities or deficiencies of title to any rights-of-way for mains or pipes and/or appurtenances thereto or other improvements thereon and to any real estate used or to be used primarily for right of way purposes; and

            (viii) leases made, or leases existing on property acquired, in the ordinary course of business.

          The term "Excepted Property" as used herein shall mean (a) cash,
                    -----------------
bonds, stocks, obligations and other securities (not including Capital Stock issued by either of the Significant Subsidiaries); (b) choses in action, accounts receivable, unbilled revenues, judgments and other evidences of indebtedness and contracts, leases and operating agreements; (c) stock in trade, merchandise, equipment, apparatus, materials or supplies manufactured or acquired for the purpose of sale and/or resale in the usual course of business or consumable in the operation of any of the properties of the Company or held for the purpose of repairing or replacing (in whole or in part) any rolling stock, buses, motor coaches, trucks, automobiles or other vehicles or aircraft;
(d) timber, gas, oil, minerals (including without limitation gas reserves and natural or other gas in underground storage or otherwise), mineral rights and royalties; (e) materials or products generated, manufactured, produced or purchased by the Company for sale, distribution, or use in the ordinary course of its business; (f) office furniture and equipment, tools, rolling stock, buses, motor coaches, trucks and automobiles and other vehicles and aircraft; and (g) the Company's franchise to be a corporation.

          Section 609.  Restrictions on Sale and Lease-Back Transactions.  The
                        ------------------------------------------------
Company will not enter into any arrangement with any Person providing for the lease to the Company of any property of the Company (except for temporary leases for a term, including any renewal thereof, of not more than three years), which property has been or is to be sold or transferred by the Company (a "Sale and Lease-back Transaction") to such Person unless the proceeds of such sale are at least equal to the fair value of such property and either:

          (i) the Company would be entitled, pursuant to the provisions of
     Section 608, to create, assume, incur or suffer to exist a mortgage, lien, pledge, charge or encumbrance of any kind to secure indebtedness on the property to be leased without equally and ratably securing the Securities; or

          (ii) the Company shall, or in any such case the Company covenants that it will, within 120 days of the effective date of any such arrangement (or in the case of clause (a) below, within six months thereafter pursuant to a firm purchase commitment entered into within such 120 day period), apply an amount not less than the fair value of such property to any one or more of

               (a) the optional redemption of Securities issued under the Indenture in accordance with the provisions of Article Four and the terms of such Securities to be so redeemed or the purchase and retirement of Securities as provided pursuant to Article Seven hereof, or

               (b) the payment or other retirement of Funded Debt incurred or assumed by the Company which ranks pari passu with the Securities (other than Funded Debt owned by the Company), or

               (c) the purchase at not more than the fair value of property by the Company (other than property of the Company involved in such sale).


                                 ARTICLE SEVEN

                           Satisfaction and Discharge
                           --------------------------

          Section 701.  Satisfaction and Discharge of Indenture.
                        ---------------------------------------

          (a) This Indenture shall upon Company Request cease to be of further effect (except that Sections 304, 305, 306, 404, 503 (as to notice of redemption), 602, 603, 907 and 914 and this Article Seven shall survive), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (i)  either

               (1) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (B) Securities deemed to have been paid in accordance with Section 702(a)) have been delivered to the Trustee for cancellation; or

               (2) all Securities not theretofore delivered to the Trustee for cancellation (other than Securities described in clause (1)(A) above) shall be deemed to have been paid in accordance with Section 702(a);

          (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (iii) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          (b) In the event there shall be Securities of two or more series Outstanding hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto as required herein are met. In the event there shall be two or more Trustees hereunder, then the effectiveness of each such instrument from each Trustee hereunder shall be conditioned upon receipt of such instruments from each other Trustee hereunder.

          (c) Upon satisfaction and discharge of this Indenture as provided in this Section 701, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 907, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities other than money and Eligible Obligations held by the Trustee pursuant to Section 703.

          Section 702.  Legal and Covenant Defeasance.
                        -----------------------------

          (a) On and after the date the Company shall have fulfilled the conditions of Section 702(c), it shall be deemed to have paid and discharged the entire Indebtedness represented by any Security or Securities of any series or Tranche, or any portion of the principal amount thereof, and satisfied its obligations under this Indenture with respect thereto (hereinafter, "Legal Defeasance"). Such Securities shall thereafter be deemed to be "Outstanding" solely for the purposes of Section 703 hereof and the following provisions of this Indenture shall survive with respect thereto: (i) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 702(c), payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, or on the redemption date, as the case may be, and (ii) the obligations of the Company and the Trustee with respect to such Securities under Sections 304, 305, 306, 404, 503 (as to notice of redemption), 602, 603, 907 and 914 and this Article Seven. The Company may elect to effect a Legal Defeasance under this Section 702(a) notwithstanding the prior election to effect a Covenant Defeasance under Section 702(b) with respect to Securities or portions thereof of the same series or Tranche.

          (b) The Company shall be released from its obligations under the covenants contained in Sections 604 (except with respect to maintaining its corporate existence), 605, 606, 608 and 609 and Article Eleven with respect to any Security or Securities of any series or Tranche or any portion of the principal amount thereof (and under any covenants inserted pursuant to Section 301(u) hereof, in any supplemental indenture,

Board Resolution or Officers' Certificate establishing such Security), on and after the date the conditions in Section 702(c) are satisfied (hereinafter, "Covenant Defeasance"). Such Securities or portions thereof shall thereafter be deemed not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. In the event of a Covenant Defeasance, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 801(c) with respect to such Securities or portions thereof, but, except as specified above, the remainder of this Indenture and such Securities or portions thereof shall continue to be in full force and effect.

          (c) The following shall be the conditions to any defeasance under this
Section 702:

                    (i) there shall have been irrevocably deposited with the Trustee, in trust: (1) money in an amount which shall be sufficient, or (2) Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof will provide moneys which, together with the money, if any, deposited with or held by the Trustee, shall be sufficient, or (3) a combination of (1) or (2) which shall be sufficient, to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof; provided, however, that (x) in the case of the
                            --------  -------
          provision for payment or redemption of less than all the Securities of any series or Tranche, such Securities or portions thereof shall have been selected by the Security Registrar as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee and (y) such money or the proceeds of such Eligible Obligations shall either (i) have been on deposit with the Trustee for a period of at least 90 days, or (ii) the Trustee shall have received an Opinion of Counsel reasonably satisfactory in form to the Trustee to the effect that payments to Holders with such moneys as proceeds are not recoverable as a preference under any applicable United States federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors;

                    (ii) if such deposit shall have been made prior to the Maturity of such Securities, the Company shall have delivered to the Trustee a Company Order stating that the money and Eligible Obligations deposited with the Trustee in accordance with this Section shall be held by the Trustee, in trust, as provided in Section 703;

                    (iii) if Eligible Obligations shall have been deposited with the Trustee, the Company shall have delivered to the Trustee an opinion of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the requirements set forth in clause (i) above have been satisfied;

                    (iv) the Company shall have delivered to the Trustee an Opinion of Counsel in the form described in Section 702(d); and

                    (v) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein relating to either the Legal Defeasance under Section 702(a) or the Covenant Defeasance under Section 702(b), as the case may be, have been complied with.

          (d) (i) In the case of Legal Defeasance under Section 702(a), the Opinion of Counsel referred to in Section 702(c) shall be in a form reasonably satisfactory to the Trustee and shall be (x) accompanied by a ruling of the Internal Revenue Service issued to the Company, or (y) based on a change in law or regulation occurring after the date hereof, to the effect that the Holders will not realize income, gain or loss for Federal income tax purposes as a result of such Legal Defeasance but will realize income, gain or loss on the Securities, including payments of interest thereon, in the same amounts and in the same manner and at the same time as would have been the case if such Legal Defeasance had not occurred; and

                    (ii) In the case of Covenant Defeasance under Section 702(b), the Opinion of Counsel referred to in Section 702(c) shall be in a form reasonably satisfactory to the Trustee and to the effect that the Holders will not realize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance but will realize income, gain or loss on the Securities, including payments of interest thereon, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred.

          (e) In the event that the Company effects a Legal Defeasance, upon receipt by the Trustee of money or Eligible Obligations, or both, in accordance with Section 702(c), together with the documents required by such paragraph, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that the Security or Securities or portions thereof with respect to which such deposit was made are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof is deemed to have been satisfied and discharged.

          (f) If payment of less than all of the Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Security Registrar shall select such Securities, or portions of principal amount thereof in the manner specified by Section 403 for selection for redemption of less than all the Securities of a series or Tranche.

          (g) In the event that Securities which shall be deemed to have been paid as a result of a Legal Defeasance (or with respect to which a Covenant Defeasance has been effected) do not mature and are not to be redeemed within the 60-day period commencing with the date of the deposit with the Trustee of moneys or Eligible Obligations, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

          (h) The Company shall pay, and shall indemnify the Trustee and each Holder of Securities which are deemed to have been paid as provided in this Section against any tax, fee or other charge imposed on or assessed against the Eligible Obligations deposited with the Trustee or the principal or interest received by the Trustee in respect of such Eligible Obligations.

          (i) Anything herein to the contrary notwithstanding, if, at any time after a Legal Defeasance or a Covenant Defeasance is effected pursuant to this Section (without regard to the provisions of this paragraph (i)), the Trustee shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, the indebtedness of the Company in respect of such Security shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain Outstanding, or, as the case may be, the obligations under the above-mentioned covenants in respect of such Security shall thereupon be deemed retroactively not to have been released.

          Section 703.  Application of Trust Money.
                        --------------------------

          Neither the Eligible Obligations nor the money deposited with the Trustee pursuant to Section 702(c)(i), nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 603; provided, however, that, so long as
                                           --------  -------
there shall not have occurred and be continuing an Event of Default, any cash received from such principal or interest payments on such Eligible Obligations deposited with the Trustee, if not then needed for such purpose, shall, to the extent practicable, be invested in Eligible Obligations of the type described in
Section 702(c)(i)(2) maturing at such times and in such amounts as shall be sufficient to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received by the Trustee, free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 907; and provided, further, that, so long as there shall not have occurred and
         --------  -------
be continuing an Event of Default, any moneys held by the Trustee in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 907.


                                 ARTICLE EIGHT

                          Events of Default; Remedies
                          ---------------------------

          Section 801.  Events of Default.
                        -----------------

          "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events:

          (a) failure to pay any interest on any Security of such series within 30 days after the same becomes due and payable; or

          (b) failure to pay the principal of or premium, if any, on any Security of such series within three Business Days after it becomes due; or

          (c) failure to perform or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (d) the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company or a Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company or a Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company or a Significant Subsidiary seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or a Significant Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or a Significant Subsidiary or for any substantial part of its respective property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or

          (e) the commencement by the Company or a Significant Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or a Significant Subsidiary in a case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the consent by it to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or a Significant Subsidiary or of any substantial part of its respective property, or the making by the Company or a Significant Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or a Significant Subsidiary in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors of the Company or of a Significant Subsidiary; or

          (f) a default under any bond, debenture, note or other evidence of indebtedness by the Company (including a default with respect to Securities of any series) or by a Significant

Subsidiary or a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness by the Company (including this Indenture) or by a Significant Subsidiary, in each case aggregating in excess of $10,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay any portion of the principal of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, if (1) there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of any series a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and (2) within a period of 10 days after said notice is given to the Company, such indebtedness is not discharged or such acceleration is not rescinded or annulled; or

          (g) any other Event of Default specified with respect to Securities of such series.

          Section 802.  Acceleration of Maturity; Rescission and Annulment.
                        --------------------------------------------------

          If an Event of Default shall have occurred and be continuing with respect to Securities of any series at the time Outstanding, then in every such case the Trustee or the Holders of not less than 33% in principal amount of the Outstanding Securities of such series may declare the principal amount (or, if any of the Securities of such series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 301) of all of the Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon receipt by the Company of such notice of such declaration such principal amount (or specified amount) shall become immediately due and payable; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, may make such declaration of acceleration, and not the Holders of the Securities of any one of such series.

          At any time after such a declaration of acceleration with respect to Securities of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

          (a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay

               (1)  all overdue interest on all Securities of any such series;

               (2) the principal of and premium, if any, on any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;

               (3) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities;

               (4)  all amounts due to the Trustee under Section 907;

     and

          (b) any other Event or Events of Default with respect to Securities of such series, other than the non-payment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 813.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

          Section 803. Collection of Indebtedness and Suits for Enforcement by Trustee.
                        -------------------------------------------------------

          If any Event of Default described in clause (a) or (b) of Section 801 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, to the extent required by such Securities and permitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 907.

          If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          Section 804.  Trustee May File Proofs of Claim.
                        --------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of principal, premium if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 907) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due to it under Section 907.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          Section 805.  Trustee May Enforce Claims Without Possession of
                        ------------------------------------------------
                        Securities.
                        ----------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

          Section 806.  Application of Money Collected.
                        ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First:  To the payment of all amounts due the Trustee under Section
907;

          Second: To the payment of the amounts then due and unpaid upon the Securities for principal of and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and

          Third:  To the Company.

          Section 807.  Limitations on Suits.
                        --------------------

          No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

          (b) the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of a series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

          Section 808. Unconditional Right of Holders to Receive Principal, Premium and Interest.
                        ---------------------------------------------------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section
307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          Section 809.  Restoration of Rights and Remedies.
                        ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, and Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

          Section 810.  Rights and Remedies Cumulative.
                        ------------------------------

          Except as otherwise provided in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 811.  Delay or Omission Not Waiver.
                        ----------------------------

          No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 812.  Control by Holders of Securities.
                        --------------------------------

          If an Event of Default shall have occurred and be continuing in respect of a series of Securities, the Holders of a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Securities of any one of such series; and provided, further, that

          (a) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where indemnity would not, in the Trustee's sole discretion, be adequate;

          (b) the Trustee shall not have determined that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction; and

          (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Section 813.  Waiver of Past Defaults.
                        -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (a) in the payment of the principal of or premium, if any, or interest, if any, on any Security of such series, or

          (b) in respect of a covenant or provision hereof which under Section 1202 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 814.  Undertaking for Costs.
                        ---------------------

          The Company and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of all series in respect of which such suit may be brought, considered as one class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date). This Section 814 shall be in lieu of Section 315(e) of the Trust Indenture Act and such Section 315(e) is hereby expressly excluded from this Indenture as permitted by the Trust Indenture Act.

                                  ARTICLE NINE

                                  The Trustee
                                  -----------

          Section 901.  Certain Duties and Responsibilities.
                        -----------------------------------

          (a) Except during the continuance of an Event of Default with respect to Securities of any series,

               (1) the Trustee undertakes to perform, with respect to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

               (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the

          Holders of a majority in principal amount of the Outstanding Securities of any one or more series, as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

               (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 902.  Notice of Defaults.
                        ------------------

          Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to
Section 1003(c), notice of any default hereunder known to the Trustee, unless such default shall have been cured and waived; provided, however, that, except in the case of a default in the payment of the principal of or premium, if any, or interest, if any, on any Security of such series or in the payment of any sinking fund instalment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 801(c) with respect to Securities of such series, no such notice to Holders shall be given until at least 75 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

     Section 903.  Certain Rights of Trustee.
                   -------------------------

          Subject to the provisions of Section 901:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) except as otherwise provided in Section 801(d), the Trustee shall not be charged with knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee assigned to the Corporate Trust Department of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities.

          Section 904.  Not Responsible for Recitals or Issuance of Securities.
                        ------------------------------------------------------

          The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities of the proceeds thereof, nor shall it be responsible for any statement in the registration statement or prospectus for the Securities under the Securities Act of 1933, as amended, or the determination as to which beneficial owners are entitled to receive any notices hereunder.

          Section 905.  May Hold Securities.
                        -------------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 908 and 913, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

          Section 906.  Money Held in Trust.
                        -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. Neither the Trustee nor the Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          Section 907.  Compensation and Reimbursement.
                        ------------------------------

          The Company shall

          (a) pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, wilful misconduct or bad faith; and

          (c) indemnify the Trustee and its officers, directors, employees and agents and hold each of them harmless from and against, any loss, liability or expense reasonably incurred without negligence, willful misconduct or bad faith on the part of such indemnified party, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defense against any claim or liability in connection with the exercise or performance of any of such indemnified party's powers or duties hereunder.

          As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such other than property and funds held in trust under Section 703 except as otherwise provided in Section 703, and other than the property or funds deposited with the Trustee pursuant to Section 701. Anything to the contrary notwithstanding, the obligations of the Company under this Section 907 shall survive payment in full of the Securities and discharge of this Indenture.

          Section 908.  Disqualification; Conflicting Interests.
                        ---------------------------------------

          (a) If the Trustee shall have or acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest and if the default (as defined in Section 908(d), to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, either eliminate such conflicting interest or resign with respect to the Securities of such series in the manner and with the effect hereinafter specified in this Article.

          (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit, in the manner and to the extent provided in Section 1003(c), to all Holders of Securities of such series notice of such failure.

          (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if the Securities of such series are in default (as such term is defined in Section 801, but exclusive of any period of grace or requirement of notice); and

               (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than such series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture; provided, however, that there shall be excluded from the operation of this paragraph of this Indenture Outstanding Securities of any series other than such series or any other indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, if

                    (A) this Indenture and such other indenture or indentures
               are wholly unsecured and rank equally and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of such series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of such series and such other series or under such other indenture or indentures, or

                    (B) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of such series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of such series and such other series or under such other indenture or indentures;

               (2) the Trustee or any of its directors or executive officers is an underwriter for the Company;

               (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Company;

               (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer, of the Trustee and a director and/or an executive officer of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Company; and (C) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this
          Section 908(c) to act as trustee, whether under an indenture or otherwise;

               (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

               (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection defined), (A) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee or (B) 10% or more of any class of security of any underwriter for the Company;

               (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

               (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

               (9) the Trustee owns, on the date of default upon the Securities of such series (as such term is defined in Section 801, but exclusive of any period of grace or requirement of notice) or any anniversary of such default while such default upon the Securities of such series remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such default upon the Securities of such series and annually in each succeeding year that the Securities of such series remain in default the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company shall fail to make payment in full of the principal of or premium, if any, or interest, if any, on any of the Securities when and as the same becomes due and payable, and such failure shall continue for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this subsection; or

               (10) except under the circumstances described in paragraph (1),
          (3), (4) (5) or (6) of Section 913(b) hereof, the Trustee shall be or shall become a creditor of the Company.

          The specification of percentages in paragraphs (5) to (9), inclusive, of this subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this subsection.

          For the purposes of paragraphs (6), (7), (8) and (9) of this subsection only, (a) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (b) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (c) the Trustee shall not be deemed to be the owner or holder of (1) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (b) above, (2) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder or (3) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

          (d)  For the purpose of this Section:

               (1) the term "underwriter", when used with reference to the Company means every person who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission;

               (2) the term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated;

               (3) the term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof; and as used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security;

               (4) the term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person;

               (5) the term "Company" means any obligor upon the Securities; and

               (6) the term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

          (e) Except in the case of a default in the payment of the principal of or interest on any Security, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided by this
Section 908 if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that
(i) the default under the Indenture may be cured or waived during a reasonable period and under the procedures described in such application, and (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interest of the Holders. The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise.

          (f) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

               (1) a specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person;

               (2) a specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

               (3) the term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security;

               (4) the term "outstanding", as used in this Section, means issued and not held by or for the account of the issuer; the following securities shall not be deemed outstanding within the meaning of this definition:

                   (A) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                   (B) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                   (C) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                   (D) securities held in escrow if placed in escrow by the
               issuer thereof;

          provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof; and

               (5) a security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

          Section 909.  Corporate Trustee Required; Eligibility.
                        ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority and qualified and eligible under this Article. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor upon the Securities or person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 910.  Resignation and Removal; Appointment of Successor.
                        -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 911.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptances by a successor Trustee required by Section 911 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Company may at any time by a Board Resolution remove the Trustee with respect to the Securities of any or all series.

          (d) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

          (e)  If at any time:

                 (1) the Trustee shall fail to comply with Section 908(a) after written request therefor by any Holder who has been a bona fide Holder for at least six months, or

                 (2) the Trustee shall cease to be eligible under Section 909 and shall fail to resign after written request therefor by any such Holder, or

                 (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, subject to Section 814, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 911. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 911, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the

Company or the Holders and accepted appointment in the manner required by
Section 911, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, subject to Section 814, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (g) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

          Section 911.  Acceptance of Appointment by Successor.
                        --------------------------------------

          (a) In case of the appointment hereunder of a successor Trustee with respect to the Securities of all series, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trust of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
(3) shall add to or change any of the
provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee, upon payment of all sums owed to it, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any instrument which fully vests in and confirm to such successor Trustee all such rights, powers and trusts referred to in subsection (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          Section 912. Merger, Conversion, Consolidation or Succession to Business.
                        --------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties thereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          Section 913.  Preferential Collection of Claims
                        Against Company.
                        ---------------------------------

          (a) Subject to subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders and the holders of other indenture securities, as defined in subsection (c) of this Section:

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in clause (2) of this paragraph, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

          Nothing herein contained, however, shall affect the right of the Trustee,

          (1) to retain for its own account (A) payments made on account of any such claim by any Person (other that the Company) who is liable thereon, and (B) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person and (C) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State laws;

          (2) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

          (3) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section, would occur within three months; or

          (4) to receive payment on any claim referred to in clause (2) or (3) of this paragraph, against the release of any property held as security for such claim as provided in such clause (2) or (3), as the case may be, to the extent of the fair value of such property.

For the purposes of clauses (2), (3) and (4) of this paragraph, property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

          If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (1) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (2) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply to the provisions of this paragraph as a mathematical formula.

          Any Trustee which has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection if and only if the following conditions exist:

          (1) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three months' period; and

          (2) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

          (b) There shall be excluded from the operation of subsection (a) of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens of encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in subsection (c) of this Section.

          (c) For the purposes of this Section only:

          (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of this Section and (C) under which a default exists at the time of the apportionment of the funds and property held in such special account;

          (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligations;

          (5) the term "Company" means any obligor upon the Securities; and

          (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

          Section 914.  Appointment of Authenticating Agent.
                        -----------------------------------

          The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State or territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $25,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          The provisions of Sections 308, 904 and 905 shall be applicable to each Authenticating Agent.

          If an appointment with respect to the Securities of one or more series, or any Tranche thereof, shall be made pursuant to this Section, the Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                        --------------------------------
                        As Trustee



                        By
                          ------------------------------
                          As Authenticating Agent



                        By
                          -----------------------------
                          Authorized Signatory

          If all the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent (which, if so requested by the Company, may be an Affiliate of the Company) having an office in a Place of Payment designated by the Company with respect to such series of Securities.


                                  ARTICLE TEN

               Holders' Lists and Reports by Trustee and Company
               -------------------------------------------------

          Section 1001.  Company to Furnish Trustee Names and
                         Addresses of Holders.
                         --------------------

          The Company shall furnish or cause to be furnished to the Trustee

          (a) semiannually, not later than _____________ 1 and _________ 1, in each year, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders as of the preceding ____________ 15 or ___________ 15, as the case may be, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

          Section 1002.  Preservation of Information;
                         Communications to Holders.
                         ----------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders (1) contained in the most recent list furnished to the Trustee as provided in Section 1001 and (2) received by the Trustee in any other capacity. The Trustee may (1) destroy any list furnished to it as provided in Section 1001 upon receipt of a new list so furnished, (2) destroy any information received by it as Paying Agent (if so acting) hereunder upon delivering to itself as Trustee, not earlier than ___________ 15 or __________ 15, a list containing the names and addresses of the Holders obtained from such information since the delivery of the next previous list, if any, and (3) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered.

          (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

          (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 1002(a), or

          (2) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 1002(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 1002(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee by such applicants of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender by such applicants as aforesaid; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Securities, by receiving and holding the same, shall be deemed to have agreed with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 1002(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 1002(b).

          Section 1003.  Reports by Trustee.
                         ------------------

          (a) Within 60 days after May 15 of each year commencing with the year 1997, the Trustee shall transmit by mail to the Holders, as provided in subsection (c) of this Section, a brief report dated as of such May 15 with respect to the following (but if no event has occurred within such period, no report need be transmitted):

          (1) any change in its eligibility under Section 909 and its qualifications under Section 908;

          (2) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of Section 908(c);

          (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

          (4) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 913(b)(2), (3), (4) or (6);

          (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

          (6) any additional issue of Securities which the Trustee has not previously reported; and

          (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities or the Securities of any series, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 902.

          (b) The Trustee shall transmit to the Holders, as provided in subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

          (c) Reports pursuant to this Section shall be transmitted by mail,

          (1) to all Holders, as their names and addresses appear in the Security Register; and

          (2) except in the case of reports pursuant to subsection (b) of this Section, to each Holder whose name and address is preserved at the time by the Trustee, as provided in Section 1002(a).

          (d) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

          Section 1004.  Reports by Company.
                         ------------------

          The Company shall:

          (a) file with the Trustee, within 45 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the

Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) file with the Trustee and the Commission, in accordance with rules and regulation prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (c) transmit, within 30 days after the filing thereof with the Trustee, to the Holders, in the manner and to the extent provided in Section 1003(c) with respect to reports pursuant to Section 1003(a), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                 ARTICLE ELEVEN

              Consolidation, Merger, Conveyance, Transfer or Lease
              ----------------------------------------------------

          Section 1101. Company May Consolidate, etc., Only on
                        Certain Terms.
                        --------------------------------------

          The Company shall not consolidate with or merge into any other Corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless

          (a) the Corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest, if any, on all Outstanding Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (b) immediately after giving effect to such transaction and treating any indebtedness for borrowed money which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

          (c) the Company, the Corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such indenture supplemental hereto complies with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

          Section 1102.  Successor Corporation Substituted.
                         ---------------------------------

          Upon any consolidation by the Company with or merger by the Company into any other Corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 1101, the successor Corporation formed by such consolidation or into which the Company is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities Outstanding hereunder.


                                 ARTICLE TWELVE

                            Supplemental Indentures
                            -----------------------

          Section 1201.  Supplemental Indentures Without Consent
                         of Holders.
                         ---------------------------------------

          Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities, or any Tranche thereof (and if such covenants are to be for the benefit of less than all Securities, stating that such covenants are expressly being included solely for the benefit of such series or Tranche) or to surrender any right or power herein conferred upon the Company; or

          (c) to add any additional Events of Default with respect to all or any series of Securities Outstanding hereunder; or

          (d) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall materially and adversely affect the interests of the Holders of Securities of any series or Tranche, such change, elimination or addition shall become effective with respect to such series or Tranche only when no Security of such series or Tranche remains Outstanding; or

          (e) to provide collateral security for the Securities; or

          (f) to establish the form or terms of Securities of any series or Tranche as contemplated by Sections 201 and 301; or

          (g) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 911(b); or

          (h) to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system registration for all, or any series or Tranche of, the Securities; or

          (i) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities, or any Tranche thereof, shall be payable, (2) all or any series of Securities, or any Tranche thereof, may be surrendered for registration of transfer, (3) all or any series of Securities, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities, or any Tranche thereof, and this Indenture may be served; provided, however, that any such place is located in New York, New York, Birmingham, Alabama, Chicago, Illinois, Atlanta, Georgia, Jacksonville, Florida, Charlotte, North Carolina or Los Angeles, California or in any other city located in the United States of America which has a population of at least 1,000,000 inhabitants; or

          (j) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such other provisions shall not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect.

          Without limiting the generality of the foregoing, if the Trust Indenture Act shall be amended at any time or times after the date of the execution and delivery of this Indenture and

              (x) if any such amendment shall require one or more changes to any provisions hereof or the incorporation herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect or evidence such changes or additional provisions; or

              (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof, are required by the Trust Indenture Act to be contained herein, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect such changes or elimination; or

              (z) if, by reason of any such amendment, it shall be no longer necessary for this Indenture to contain one or more provisions which, at the date of the execution and delivery hereof, are required by the Trust Indenture Act to be contained herein, the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect the elimination of such provisions.

              Section 1202.  Supplemental Indentures with Consent of
                             Holders.
                             ---------------------------------------

              With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each series or Tranche so directly affected,

          (a) change the Stated Maturity of the principal of, or any installment of principal or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or any premium payable upon the redemption thereof, or change the method of calculating the rate of interest thereon, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 802, or the coin or currency (or other property) in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
Date), or

          (b) reduce the percentage in principal amount of the Outstanding Security of such series or Tranche, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 1304 for quorum or voting, or

          (c) modify any of the provisions of this Section, Section 607 or
Section 813, except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 911(b) and 1201(g).

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or of one or more Tranches thereof, or which modifies the rights of the Holders of Securities of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or Tranche.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Section 1203.  Execution of Supplemental Indentures.
                         ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 901) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

          Section 1204.  Effect of Supplemental Indentures.
                         ---------------------------------

          Upon the execution of any supplemental indenture under this Article this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

          Section 1205.  Conformity With Trust Indenture Act.
                         -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          Section 1206.  Reference in Securities to Supplemental
                         Indentures.
                         ---------------------------------------

          Securities of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

          Section 1207.  Modification Without Supplemental
                         Indenture.
                         ---------------------------------

          If the terms of any particular series of Securities shall have been established in a Board Resolution or an Officers' Certificate pursuant to a Board Resolution as contemplated by Section 301, and not in an indenture supplemental hereto, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Board Resolution or Officers' Certificate, as the case may be, delivered to, and accepted by, the Trustee; provided, however, that such supplemental Board Resolution or Officers' Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the acceptance thereof by the Trustee, any such supplemental Board Resolution or Officers' Certificate shall be deemed to be a "supplemental indenture" for purposes of Section 1204 and 1206.


                               ARTICLE THIRTEEN

                  Meetings of Holders; Action Without Meeting
                  -------------------------------------------

          Section 1301.  Purposes for Which Meetings
                         May Be Called.
                         ---------------------------

          A meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series or Tranches.

          Section 1302.  Call, Notice and Place of Meetings.
                         ----------------------------------

          (a) The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of 33% in aggregate principal amount of all such series and Tranches, considered as one class, for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series and Tranches in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

          (c) Any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Securities of such series or Tranche are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series or Tranche, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

          Section 1303.  Persons Entitled to Vote at Meetings.
                         ------------------------------------

          To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be
(a) a Holder of one or more Outstanding Securities of such series or Tranches, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Person entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          Section 1304.  Quorum; Action.
                         --------------

          The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 1305(e), notice of the reconvening of any adjourned meeting shall be given as provided in Section 1302(a) not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum.

          Except as limited by Section 1202, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class.

          Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

     Section 1305.  Attendance at Meetings; Determination of
                    Voting Rights; Conduct and Adjournment
                    of Meetings.
                    -----------------------------------------

          (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

          (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

          (c) The Trustee shall, by an instrument in writing appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1302(b), in which case the Company or the Holders of Securities of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class.

          (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

          (e) Any meeting duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting considered as one class; and the meeting may be held as so adjourned without further notice.

          Section 1306.  Counting Votes and Recording Action of
                         Meetings.
                         --------------------------------------

          The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          Section 1307.  Action Without Meeting.
                         ----------------------

          In lieu of a vote of Holders at a meeting as hereinbefore contemplated by this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 104.

          Section 1308.  Fixing of Record Date.
                         ---------------------

          Anything in this Article to the contrary notwithstanding, the Company may, but shall not be obliged to, fix a record date for the purpose of determining the Holders of Securities entitled to attend and vote in person or by proxy at a meeting of Holders of Securities held pursuant to this Article or to consent to any modification, alteration or other action. If a record date is fixed, those persons who were Holders of Securities at the close of business of the Trustee on such record date (or their duly designated proxies), and only those Persons, shall be entitled to attend and vote in person or by proxy at a meeting of Holders of Securities held pursuant to this Article or to consent to such modification, alteration or other action or to revoke any proxy or consent previously given, whether or not such Persons continue to be Holders of Securities after such record date.


                                ARTICLE FOURTEEN

                    Immunity of Incorporators, Stockholders,
                              Officers and Directors
                     ----------------------------------------

          Section 1401.  Liability Solely Corporate.
                         --------------------------

          No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor Corporation (either directly or through the Company or a predecessor or successor Corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor Corporation, either directly or indirectly through the Company or any predecessor or successor Corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                    ENERGEN CORPORATION


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:


ATTEST:


- ----------------------------------



                                    THE BANK OF NEW YORK, as trustee


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:


ATTEST:


- ----------------------------------

STATE OF _________  )
                    )  SS.:
COUNTY OF ________  )


          On the ____ day of _______________, 19___, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that (s)he is a __________________ of Energen Corporation, one of the corporations described in and which executed the foregoing instrument; that
(s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that (s)he signed his/her name thereto by like authority.


                                           -----------------------------------
                                                       Notary Public



STATE OF ________   )
                    )  SS.:
COUNTY OF _______   )


          On the ____ day of _______________, 19___, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that (s)he is a __________________ of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that
(s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that (s)he signed his/her name thereto by like authority.


                                           -----------------------------------
                                                       Notary Public